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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 21, 1998 included in Excel Switching Corporation's Annual Report on Form 10-K for the fiscal year ended December 27, 1997 and to all references to our Firm included in this Registration Statement.



ARTHUR ANDERSEN LLP
Boston, Massachusetts
May 1, 1998